Exhibit 99
Explanation of Responses
(1)        Airlie Opportunity Capital Management, LP is making a joint filing on Form 3 on its behalf and as a designated beneficial owner on behalf of the following reporting persons:
Airlie Opportunity Master Fund, Ltd.; Airlie Opportunity Fund, L.P.; Airlie Opportunity
Fund Cayman, Ltd.; Airlie Opportunity Capital Management, LLC; Airlie Enterprises,
LLC and Dort Cameron, III.
(2)        As of January 31, 2005, Airlie Opportunity Master Fund, Ltd. directly owned 139,107 shares of Common Stock, par value $0.01 per share, of the Issuer (the "Common Stock"), and 463,628 shares of Series A Convertible Preferred Stock, par value $0.01 per share, of the Issuer (the "Convertible Preferred Stock").  Pursuant to their terms, the shares of
Convertible Preferred Stock are convertible at the option of the holder into shares of
Common Stock at an initial ratio of one share of Preferred Stock into one share of
Common Stock.

Airlie Opportunity Fund, L.P. and Airlie Opportunity Fund Cayman, Ltd. are the sole shareholders of Airlie Opportunity Master Fund, Ltd.  Airlie Opportunity Capital
Management, LP is the general partner of Airlie Opportunity Fund, L.P. and the investment manager and management company of Airlie Opportunity Master Fund, Ltd.,
Airlie Opportunity Fund, L.P. and Airlie Opportunity Fund Cayman, Ltd.  Airlie
Opportunity Capital Management, LLC is the general partner of Airlie Opportunity
Capital Management, LP, and Airlie Enterprises, LLC is the managing member of Airlie
Opportunity Capital Management, LLC.  Dort Cameron, III is the managing member of
Airlie Enterprises, LLC.
(3)        By virtue of their relationship with Airlie Opportunity Master Fund, Ltd., each of Airlie
Opportunity Fund, L.P., Airlie Opportunity Fund Cayman, Ltd., Airlie Opportunity
Capital Management, LP, Airlie Opportunity Capital Management, LLC, Airlie
Enterprises, LLC and Dort Cameron, III may be deemed to be the beneficial owner of the aggregate of 602,735 shares of Common Stock.  Each of Airlie Opportunity Fund, L.P.,
Airlie Opportunity Fund Cayman, Ltd., Airlie Opportunity Capital Management, LP,
Airlie Opportunity Capital Management, LLC, Airlie Enterprises, LLC and Dort
Cameron, III expressly disclaims beneficial ownership of such Common Stock except to the extent of its respective pecuniary interest in the Common Stock.

JOINT FILER INFORMATION
Name: Airlie Opportunity Fund, L.P.
Address:        115 East Putnam Avenue
Greenwich, CT 06830
Designated Filer: Airlie Opportunity Capital Management, LP
Date of Event Requiring Statement: January 31, 2005
Issuer and Ticker Symbol: Oglebay Norton Company (N/A)
AIRLIE OPPORTUNITY FUND, L.P.
By:  Airlie Opportunity Capital Management, LP,
         its general partner
By:  Airlie Opportunity Capital Management, LLC,
         its general partner
By:  Airlie Enterprises, LLC,
         its managing member
By:         /s/ Dort Cameron, III
Name:  Dort Cameron, III
Title:    Managing Member

JOINT FILER INFORMATION
Name: Airlie Opportunity Master Fund, Ltd.
Address:        115 East Putnam Avenue
Greenwich, CT 06830
Designated Filer: Airlie Opportunity Capital Management, LP
Date of Event Requiring Statement: January 31, 2005
Issuer and Ticker Symbol: Oglebay Norton Company (N/A)
AIRLIE OPPORTUNITY MASTER FUND, LTD.
By:  Airlie Opportunity Capital Management, LP,
         its investment advisor
By:  Airlie Opportunity Capital Management, LLC,
         its general partner
By:  Airlie Enterprises, LLC,
         its managing member
By:         /s/ Dort Cameron, III
       Name:   Dort Cameron, III
       Title:     Managing Member
JOINT FILER INFORMATION
Name: Airlie Opportunity Fund Cayman, Ltd.
Address:        115 East Putnam Avenue
Greenwich, CT 06830
Designated Filer: Airlie Opportunity Capital Management, LP
Date of Event Requiring Statement: January 31, 2005
Issuer and Ticker Symbol: Oglebay Norton Company (N/A)
AIRLIE OPPORTUNITY FUND CAYMAN,
LTD.
By:  Airlie Opportunity Capital Management, LP,
         its investment advisor
By:  Airlie Opportunity Capital Management, LLC,
         its general partner
By:  Airlie Enterprises, LLC,
         its managing member
By:         /s/ Dort Cameron, III
       Name:  Dort Cameron, III
       Title:    Managing Member
JOINT FILER INFORMATION
Name: Airlie Opportunity Capital Management, LLC
Address:        115 East Putnam Avenue
Greenwich, CT 06830
Designated Filer: Airlie Opportunity Capital Management, LP
Date of Event Requiring Statement: January 31, 2005
Issuer and Ticker Symbol: Oglebay Norton Company (N/A)
AIRLIE OPPORTUNITY CAPITAL
MANAGEMENT, LLC
By:  Airlie Enterprises, LLC, its managing
         member
By:         /s/ Dort Cameron, III
       Name:  Dort Cameron, III
       Title:    Managing Member
JOINT FILER INFORMATION
Name: Airlie Enterprises, LLC
Address:        115 East Putnam Avenue
Greenwich, CT 06830
Designated Filer: Airlie Opportunity Capital Management, LP
Date of Event Requiring Statement: January 31, 2005
Issuer and Ticker Symbol: Oglebay Norton Company (N/A)
AIRLIE ENTERPRISES, LLC
By:         /s/ Dort Cameron, III
       Name: Dort Cameron, III
       Title: Managing Member
JOINT FILER INFORMATION
Name: Dort Cameron, III
Address:        115 East Putnam Avenue
Greenwich, CT 06830
Designated Filer: Airlie Opportunity Capital Management, LP
Date of Event Requiring Statement: January 31, 2005
Issuer and Ticker Symbol: Oglebay Norton Company
Dort Cameron, III
By: /s/ Dort Cameron, III